                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549
                               _______________

                                  FORM T-1
                     STATEMENT OF ELIGIBILITY UNDER THE

                TRUST INDENTURE ACT OF 1939 OF A CORPORATION

                        DESIGNATED TO ACT AS TRUSTEE
                               _______________

        CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE

                        PURSUANT TO SECTION 305(b)(2)
                               _______________

                NATIONSBANK OF GEORGIA, NATIONAL ASSOCIATION
             (Exact name of trustee as specified in its charter)

                                 58-0193243
                    (I.R.S. employer identification no.)

    600 Peachtree Street, N.E.
    Suite 900
    Atlanta, Georgia                                          30308
    (Address of principal executive offices)                (Zip Code)

                        _____________________________

                              John T. Henderson
                NationsBank of Georgia, National Association
                             Area Administration
                             6000 Feldwood Road
                        College Park, Georgia  30349
                               (404) 774-6074
          (Name, Address and telephone number of agent for service)
                               _______________

                               with a copy to:
                NationsBank of Georgia, National Association
                               Corporate Trust
                       600 Peachtree Street, Suite 900
                              Atlanta, GA 30308
                          ________________________

                         ALCO CAPITAL RESOURCE, INC.
             (Exact name of obligor as specified in its charter)

                  Delaware                             23-2493042
          (State or other jurisdiction                (IRS employer
        of incorporation or organization)          identification no.)



                         Alco Capital Resource, Inc.
                               1738 Bass Road
                            Macon, Georgia  31210
                               (912) 471-2300

          (Name, address, including zip code, and telephone number,
             including area code, of principal executive office)
                 __________________________________________

                               Debt Securities
                     (Title of the indenture securities)
      _________________________________________________________________

1.   General information.
     -------------------

     Furnish the following information as to the trustee--

     (a) Name and address of each examining or supervising authority to which it is subject.

          The Comptroller of the Currency,
          Washington, D.C.

          Federal Reserve Bank of Atlanta
          104 Marietta Street, N.W.
          Atlanta, Georgia

          Federal Deposit Insurance Corporation
          Washington, D.C.

     (b) Whether it is authorized to exercise corporate trust powers.

          Yes.

2.   Affiliations with obligor.
     -------------------------

     If the obligor is an affiliate of the trustee, describe each such affiliation.

          None.

16.  List of Exhibits.
     ----------------

     List below all exhibits filed as a part of this statement of eligibility.

     (1) A copy of the Articles of Association of the trustee as now in effect. (See Exhibit 1 to Form T-1, Exhibit 25 to Registration No. 33-50233, which is incorporated herein by reference.)

     (2) A copy of the certificate of authority of the trustee to commence business. (See Exhibit 2 to Form T-1,
          Exhibit 25 to Registration No. 33-50233, which is incorporated herein by reference.)

     (3) A copy of the authorization of the trustee to exercise corporate trust powers. (See Exhibit 3 to Form T-1,
          Exhibit 25 to Registration No. 33-50233, which is incorporated herein by reference.)

     (4) A copy of the existing by-laws of the trustee, as amended to date. (See Exhibit 4 to Form T-1, Exhibit
          25 to Registration No. 33-50233, which is incorporated herein by reference.)

     (6) The consent of the trustee required by Section 321(b) of the Trust Indenture Act of 1939.

     (7) A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

                                  SIGNATURE


      Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, NationsBank of Georgia, National Association, a corporation organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Atlanta and the State of Georgia, on the 13th day of May, 1994.

                              NATIONSBANK OF GEORGIA,
                               NATIONAL ASSOCIATION


                              By: /s/ Sandra Carreker        .
                                 -----------------------------
                                      Sandra Carreker
                                      Vice President

                            EXHIBIT 6 TO FORM T-1

                             CONSENT OF TRUSTEE


      Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939 in connection with the proposed issuance of Alco Capital Resource, Inc. Debt Securities, NationsBank of Georgia, National Association hereby consents that reports of examinations by Federal, State, Territorial or District Authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.


                              NATIONSBANK OF GEORGIA,
                               NATIONAL ASSOCIATION


                              By: /s/ Sandra Carreker       .
                                 ----------------------------
                                      Sandra Carreker
                                      Vice President

                            EXHIBIT 7 TO FORM T-1

Comptroller of the Currency
Administrator of National Banks

                             REPORT OF CONDITION

Consolidating domestic and foreign subsidiaries of the NATIONSBANK OF GEORGIA, N.A. OF ATLANTA, in the state of Georgia, at the close of business on March 31, 1994 published in response to call made by Comptroller of the Currency, under Title 12, United States Code, Section 161. Charter Number 13281, Comptroller of the Currency, Atlanta District.

Statement of Resources and Liabilities
- -------------------------------------------------------------------------------------------------
                                                                     Dollar  Amounts in Thousands
- -------------------------------------------------------------------------------------------------
ASSETS
Cash and balances due from depository institutions:
Noninterest-bearing balances and currency and coin................             1,322,088.
Securities:
   Held-to-maturity securities....................................             1,421,482.
   Available-for-sale securities..................................             2,370,474.

Federal funds sold and securities purchased under agreements to resell in domestic offices of the bank and of its Edge and
Agreement subsidiaries, and in IBFs:
    Federal funds sold............................................             1,303,530.
    Securities purchased under agreements to resell...............                 7,881.
Loans and lease financing receivables:
   Loans and leases, net of unearned income....................... 9,796,002.
   LESS: Allowance for loan and lease losses......................   123,557.
   LESS: Allocated transfer risk reserve..........................        87.
   Loans and leases, net of unearned income,
   allowance, and reserve.........................................             9,672,358.
Assets held in trading accounts...................................                23,788.
Premises and fixed assets (including capitalized leases)..........               185,336.
Other real estate owned...........................................                14,729.
Customers' liability to this bank on acceptances outstanding......               249,002.
Intangible assets.................................................                44,567.
Other assets......................................................               256,203.
Total assets......................................................            16,871,438.


LIABILITIES
Deposits:
   In domestic offices....................................................       8,693,074.
   Noninterest-bearing.................................................... 2,856,181.
   Interest-bearing....................................................... 5,836,893.

Federal funds purchased and securities sold under agreements to repurchase in domestic offices of the bank and of its Edge and
Agreement subsidiaries, and in IBFs:
    Federal funds purchased...............................................       3,488,099.
    Securities sold under agreements to repurchase........................       2,301,917.
Demand notes issued to the U.S. Treasury..................................         146,636.
Trading Liabilities.......................................................          19,766.
Other borrowed money:
   With original maturity of one year or less.............................         105,810.
   With original maturity of more than one year...........................             590.
Bank's liability on acceptances executed and outstanding..................         249,002.
Other liabilities.........................................................         851,200.
Total liabilities.........................................................      15,856,094.

                         EQUITY CAPITAL

Common stock..............................................................          97,747.
Surplus...................................................................         231,313.
Undivided profits and capital reserves....................................         683,180.
Less: Net unrealized loss on marketable equity securities.................          (3,104)
Total equity capital......................................................       1,015,344.
Total liabilities, limited-life preferred stock, and equity capital.......      16,871,438.

We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.


     Hugh M. Chapman
James R. Lientz, Jr.     Directors
    L.L. Gellerstedt